________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2005



                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Delaware                       0-22429                11-3129361
_______________________________         ____________         ___________________
(State or other jurisdiction of         (Commission           (I.R.S. Employer
           incorporation)               File Number)         Identification No.)


400 Post Avenue, Suite 303, Westbury, New York                          11590
______________________________________________                        __________
    (Address of principal executive office)                           (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         This Form 8-K/A amends the Current Report on Form 8-K filed by DHB Industries, Inc. (the "Company") on April 8, 2005 (the "Form 8-K"). This Form 8-K/A is being filed solely for the purpose of filing with the Securities and Exchange Commission (the "Commission"), pursuant to Item 304(a)(3) of Regulation S-K, a letter from Weiser LLP ("Weiser") dated April 19, 2005, addressed to the Commission, stating whether or not they agree with the statements made by the Company in the Form 8-K and, if not, stating the respects in which they do not agree (the "Weiser Letter"). The Weiser Letter was received by the Company on April 19, 2005 and is filed herewith as Exhibit 16.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  16.1 Letter from Weiser LLP to the Securities and Exchange Commission dated April 19, 2005, regarding change in certifying accountant.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DHB INDUSTRIES, INC.

Date:  April 21, 2005                  By:   /s/ DAWN M. SCHLEGEL
                                             _______________________________
                                             Name:   Dawn M. Schlegel
                                             Title:  Chief Financial Officer


                                  EXHIBIT INDEX



EXHIBIT                    DESCRIPTION

16.1     Letter from Weiser LLP to the Securities and Exchange
         Commission dated April 19, 2005, regarding change in certifying accountant.